                                   EXHIBIT 16

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Traci Thelen and Julie Powers, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 28th day of September, 2004.

/s/ Clarence H. Ridley                   /s/ Richard W. Courts, II
------------------------------------     ---------------------------------
Clarence H. Ridley, Trustee              Richard W. Courts, II, Trustee

/s/ Thomas Gallagher                     /s/ F. Wendell Gooch
------------------------------------     ---------------------------------
Thomas Gallagher, Trustee                F. Wendell Gooch, Trustee

/s/ James O. Robbins                     /s/ Jonathan T. Walton
------------------------------------     ---------------------------------
James O. Robbins, Trustee                Jonathan T. Walton, Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Julie Powers his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 14th day of December, 2004.

/s/ Sidney E. Harris                            /s/ Warren Y. Jobe
-----------------------------------             --------------------------
Sidney E. Harris, Trustee                       Warren Y. Jobe, Trustee

/s/ Charles D. Winslow
-----------------------------------
Charles D. Winslow, Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that Bryan C. Haft as Treasurer and Chief Financial Officer and R. Jeffrey Young as President of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Traci Thelen and Julie Powers, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 28th day of September, 2004.

/s/ Bryan C. Haft                               /s/ R. Jeffrey Young
-----------------------                         --------------------------
Bryan C. Haft                                   R. Jeffrey Young